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                                                                   EXHIBIT 24.1




                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that BANCORP HAWAII, INC. (the "Company") and the undersigned, in the capacities indicated below, hereby constitute and appoint LAWRENCE M. JOHNSON, RICHARD J. DAHL, DAVID A. HOULE, DENIS K. ISONO, JOSEPH T. KIEFER, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), their true and lawful attorneys and agents to do any and all alone), their true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of $100,000,000 aggregate liquidation amount of the 8.25% Capital Securities, Series A of Bancorp Hawaii Capital Trust I (the "Trust"), 8.25% Junior Subordinated Debt Securities of the Company, and the Company Guarantee with respect to Capital Securities and Common Securities that may be issued in connection with the exchange offer to be effected by the Company and the Trust, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the Company and the undersigned in the capacities indicated below to any registration statement and any and all amendments and supplements to any registration statement and to any instruments or documents filed as a part of or in connection with said amendments or supplements to any registration statement, and the undersigned hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, Bancorp Hawaii, Inc. and the undersigned have hereunto set their hands as of the 27th day of February, 1997. This Power of Attorney may be executed in any number of counterparts by one or more of the undersigned.


                                     BANCORP HAWAII, INC.



                                     By /s/ Lawrence M. Johnson
                                        -----------------------------------
                                        Lawrence M. Johnson
                                        Its Chairman of the Board and
                                        Chief Executive Officer



                                     By /s/ Richard J. Dahl
                                        -----------------------------------
                                        Richard J. Dahl
                                        Its President
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                                     /s/ LAWRENCE M. JOHNSON
                                     ----------------------------------------
                                     LAWRENCE M. JOHNSON
                                     Chairman of the Board, Chief
                                     Executive Officer and Director



                                     /s/ RICHARD J. DAHL
                                     ----------------------------------------
                                     RICHARD J. DAHL
                                     President and Director



                                     /s/ DAVID A. HOULE
                                     ----------------------------------------
                                     DAVID A. HOULE
                                     Senior Vice President, Treasurer
                                     and Chief Financial Officer



                                     /s/ DENIS K. ISONO
                                     ----------------------------------------
                                     DENIS K. ISONO
                                     Vice President and Controller
                                     (principal accounting officer)



                                     /s/ PETER D. BALDWIN
                                     ----------------------------------------
                                     PETER D. BALDWIN, Director



                                     /s/ MARY G.F. BITTERMAN
                                     ----------------------------------------
                                     MARY G.F. BITTERMAN, Director



                                     /s/ DAVID A. HEENAN
                                     ----------------------------------------
                                     DAVID A. HEENAN, Director



                                     /s/ STUART T.K. HO
                                     ----------------------------------------
                                     STUART T.K. HO,  Director



                                     /s/ HERBERT M. RICHARDS, JR.
                                     ----------------------------------------
                                     HERBERT M. RICHARDS, JR., Director
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                                     /s/ H. HOWARD STEPHENSON
                                     ------------------------------------------
                                     H. HOWARD STEPHENSON,  Director


                                     /s/ FRED E. TROTTER
                                     ------------------------------------------
                                     FRED E. TROTTER,  Director


                                     /s/ STANLEY S. TAKAHASHI
                                     ------------------------------------------
                                     STANLEY S. TAKAHASHI,  Director


                                     /s/ TIM YEE
                                     ------------------------------------------
                                     TIM YEE,  Director